Subsequent Event	12 Months Ended
Dec. 31, 2011
Subsequent Event

29. Subsequent Event

The Company has reached an agreement in principle to settle all allegations relating to claims arising out of the previously disclosed litigation filed in 2002 in the U.S. District Court in the Eastern District of Texas (“Settlement”). In connection with the Settlement, the Company will repay $55,000 plus attorneys fees. The Company’s second quarter results will include a charge of approximately $78,000 for this Settlement and related expenses. DaVita expects that the Settlement will resolve federal program claims regarding Epogen that were or could have been raised in the complaint relating to historical Epogen practices dating back to 1997. The Settlement is subject to certain conditions, such as Court approval. Until the conditions and documentation are completed, there can be no assurance that this matter will in fact be resolved pursuant to the terms of the Settlement.